THIS AGREEMENT IN TRIPLICATE THIS 15th DAY JANUARY 2000

BETWEEN:

               LUNA TECHNOLOGIES (CANADA) LTD., a body corporate,
                duly incorporated under the laws of the Province
                               of British Columbia
                   (hereinafter referred to as "the Employer")

                                                             OF THE FIRST PART

                                       AND

                   Kimberly landry, of the City of Coquitlam,
                       in the Province of British Columbia
                   (hereinafter referred to as "the Employee")

                                                           OF THE SECOND PART

WHEREAS  the   Employer   carries  on  the   business  of  a   manufacturer   of
Photoluminescence products.

AND WHEREAS the Employee is skilled and experienced in the general management and all facets of the photoluminescent business.

AND WHEREAS the Employer wishes to employ the Employee as Secretary and Vice-President to be part of the management team required to manage and operate its business.

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the mutual covenants and agreements herein contained, the parties do hereby covenant and agree each with the other as follows:

ARTICLE 1. APPOINTMENT AND TERM

1.1 The Employer hereby appoints and retains the Employee as Secretary and Vice-President to be part of the Employer's management team to manage and conduct the day to day business operations of the Employer. It is agreed that all services contracted for by the Employer from the Employee herein are to be performed in Canada. The Employee agrees to accept the position of Secretary and Vice-President and to be part of the management team to conduct the day to day business operations on behalf of the Employer, for a term commencing on the 1st day of January 2000 and expiring on the 31st day of December 2000 or such earlier date as this Agreement may be terminated, and subject to any renewals, as hereinafter provided. The parties hereby agree that after the 1st day of June 2000, either party may terminate this agreement by giving 30 days written notice to the other party of their intention to terminate this agreement


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ARTICLE 2. COMPENSATION

2.1 The Employer shall pay to the Employee, in consideration for the services to be performed by the Employee, pursuant to the terms of this Agreement:

      (i) the sum of FOUR THOUSAND FIVE HUNDRED DOLLARS ($4,500) per month payable in bi-monthly installments of TWO THOUSAND TWO HUNDRED and FIFTY DOLLARS ($2,250) each in each month, the first of such bi-monthly payments to commence on the 15th day of January 2000 and to continue thereafter in consecutive bi-monthly installments during the term of this agreement.

      (ii) a sum equal and in reimbursement for all expenses incurred by the Employee during the currency of this agreement related to the Employee's management and operation of the business including but without limiting the generality of the foregoing, all travel expenses including the cost of accommodation and meals, all automobile expenses including the cost of gasoline, insurance and repairs for the use of the Employee's automobile while used in the performance of the Employees duties as Secretary and Vice-President of the Employer, all telephone, cellular, fax or communication charges incurred by the Employee in the performance of her duties, all entertainment charges incurred by the Employee in the performance of her duties and all other expenses or charges incurred by the Employee in the performance of her duties as Secretary and Vice-President. All such expenses or charges shall be reimbursed at the end of any given month during the currency of this agreement and shall be verified and submitted by the Employee with copies of all bills, invoices or other proof of payment acceptable to the Employer.


ARTICLE 3. RENEWAL

3.1 This agreement shall be automatically renewed for a further term of six (6) months at the expiry of the term hereof, with automatic renewals of further terms of six (6) months each, unless terminated by the parties as hereinafter provided.

ARTICLE 4. COMPENSATION DURING RENEWAL

4.1 Upon renewal of this agreement according to Article 3.1 hereof, the compensation to be paid to the Employee, in consideration of her managing the day to day operations of the business, shall be such salary as is agreed to the by the parties, and until the parties reach agreement on the salary to be paid during the renewal period; the Employer shall pay to the Employee the same salary as was paid during the initial six (6) months, or the previous six (6) month period prior to any renewal period, whichever is appropriate in the circumstances. Upon agreement being reached, the parties shall adjust the salary paid back to the date of renewal. In the event the parties are unable to agree to the salary to be paid to the Employee during any renewal term, within 90 days of the renewal date, this agreement shall terminate.

ARTICLE 5. DUTIES OF THE EMPLOYEE

5.1 The Employee is empowered and engaged to perform the following duties:

     (a) the furnishing of all management services for the economic and efficient day to day operation of the business.

     (b) the employment, in the name of the Employer and at its expense, of all employees necessary to carry out the business of the Employer and the direction, control and termination of employment of all such employees. Provided however the Employee shall not hire or terminate any employee without first notifying the Board of Directors of the Employer.

     (c) ensuring that proper books of account and records relating to the business operations of the business are kept and to have prepared and supply reports of the results of the business as and when directed by the Board of Directors of the Employer.

     (d) ensuring that all proper statutory, regulatory filings or reports and tax returns are filed in a diligent and prompt manner to all necessary Governmental or regulatory bodies.

     (e) devoting such reasonable time, skill, labor and attention as shall be necessary to carry out the Employee's obligations hereunder during the term or any renewal hereof.

     (f) exercise reasonable efforts to manage the day to day operations so as to enhance and promote the Employer's business in as profitable manner as possible, having due regard at all times to the instructions of the Board of Directors of the Employer.

     (g) obey and carry out all lawful orders given by the Employer's Board of Directors.

5.2 It is agreed and understood by the parties hereto that the Employee shall make a full time commitment of her time and attention to the management of the Employer's business, and shall not without the consent in writing of the Employer, engage in any other new business or occupation outside of his current business and financial interests, or become a director, manager, or agent of any new company, firm, or individual, without the written consent of the Board of Directors first had and received.

ARTICLE 6. CONTRACTS

6.1 Subject to the instructions of the Board of Directors of the Employer, from time to time, the Employee shall have the authority to make the usual contracts necessary for carrying on the Employer's business in the ordinary course.

ARTICLE 7. CONFIDENTIALITY

7.1 The Employee shall well and faithfully serve the Employer and use her best efforts to promote the interest thereof, and shall not disclose the private affairs of the Employer, or any secret of the Employer, any customers or suppliers of the Employer, or the financial status of the Employer, or any other business information concerning the business operations of the Employer, to any person other than the Board of Directors of the Employer, and shall not use for her own purpose, or any other purpose than those of the Employer, any information she may acquire with respect to the Employer's business.

ARTICLE 8. ASSIGNMENT

8.1 Neither party may assign this Agreement without the express prior written consent of the other party, which may be arbitrarily withheld.

ARTICLE 9. NOTICE

9.1 Any notice, demand, request or approval which may, or is required to be given, pursuant to the terms of this Agreement, shall be in writing and shall be sufficiently given or made if served personally on the Employee or a director or officer of the Employer, or if mailed prepaid registered mail, and in the case of:

            THE EMPLOYEE:
            1653 Plateau Crescent, Coquitlam, BC, V3B 1C2

            THE EMPLOYER:
            61B Fawcett Road, Coquitlam, BC, V3K 6V2

or to such other address as the parties may from time to time by written notice change. The date of receipt of any such notice, demand, request or approval if served personally shall be deemed the date of delivery, or if mailed as aforesaid, the second business day following the date of mailing.

ARTICLE 10. ENUREMENT

10.1 This Agreement shall be effective as of the first day of January 2000 and enure to the benefit of and be binding upon the heirs, executors, administrators and permitted assigns of the parties hereto.

IN WITNESS WHEREOF the Employee has hereunto affixed her hand and seal and the Employer has hereunto affixed its corporate seal by its officers properly authorized in that behalf on the day and year above written.


-------------------------------------
Kimberly Landry

Luna Technologies (Canada) Ltd.
Per:

-------------------------------------
Robert H. Humber